Pursuant to Rule 497(e)
Registration 033-8021

SUNAMERICA EQUITY FUNDS

SunAmerica International Equity Fund (the “International Equity Fund” or the “Fund”)

Supplement dated July 2, 2012, to the Prospectus

dated January 27, 2012, as amended and supplemented to date

As described in prior supplements to the International Equity Fund’s Prospectus dated March 7, 2012 and June 15, 2012, effective July 2, 2012, the Fund’s name changed to “SunAmerica International Dividend Strategy Fund” and certain corresponding changes to the Fund’s investment goal, principal investment strategy and principal investment techniques were made. As of the effective date of these changes, the Fund is now offered through a separate Prospectus dated July 2, 2012. Accordingly, effective July 2, 2012, all references in the International Equity Fund’s Prospectus to “SunAmerica International Equity Fund” and “International Equity Fund” and sections relating to the International Equity Fund are hereby deleted.

The SunAmerica International Dividend Strategy Fund (formerly, the International Equity Fund) is now offered through a separate Prospectus dated July 2, 2012. This Prospectus contains important information about the Fund’s investment goal, strategies, techniques and risks. Please read the Prospectus carefully.

You may obtain a copy of the Fund’s current Prospectus or ask questions about the Fund by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.safunds.com, or by calling your broker or financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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